                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 25, 2006

                      Merrill Lynch Mortgage Trust 2006-C1
                       (Exact name of the Issuing Entity)
           Commission File Number of the Issuing Entity: 333-130408-01

                      Merrill Lynch Mortgage Lending, Inc.
             (Exact name of the Sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-130408

          Delaware                    333-130408-01               13-3416059
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

  4 World Financial Center, 10th Floor
  250 Vesey Street, New York, New York                              10080
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 449-1000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On May 25, 2006, a pooling and servicing agreement, dated as of May 1, 2006
(the "Pooling and Servicing Agreement"), was entered into by and between Merrill
Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), Midland Loan
Services, Inc. and Wells Fargo Bank, National Association, as master servicers,
Midland Loan Services, Inc., as special servicer, U.S. Bank National
Association, as trustee and LaSalle Bank National Association, as certificate administrator and custodian. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled
Merrill Lynch Mortgage Trust 2006-C1 (the "Merrill Lynch Mortgage Trust
2006-C1"), Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the
"Certificates"). The Pooling and Servicing Agreement is attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-2,
Class A-3, Class A-3B, Class A-SB, Class A-4, Class A-1A, Class AM, Class AJ,
Class B, Class C and Class D (collectively, the "Publicly-Offered
Certificates"), were registered under the Registrant's registration statement on
Form S-3 (Registration No. 333-130408) and sold to Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch"), LaSalle Financial Services, Inc., PNC
Capital Markets LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of May 16, 2006 (the "Underwriting Agreement"), between the Registrant and the Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the "MLML Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "LaSalle Mortgage
Loans") were acquired by the Registrant from LaSalle Bank National Association
("LaSalle") as seller pursuant to a mortgage loan purchase agreement dated as of
May 16, 2006 (the "LaSalle Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.2. Certain other of the mortgage loans backing the
Publicly-Offered Certificates (the "PNC Bank Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the
"PNC Bank Mortgage Loan Purchase Agreement"), which is attached hereto as
Exhibit 99.3. The remaining mortgage loans backing the Publicly-Offered
Certificates (the "Artesia Mortgage Loans"; the MLML Mortgage Loans, the LaSalle
Mortgage Loans, the PNC Bank Mortgage Loans and the Artesia Mortgage Loans,
collectively, the "Mortgage Loans") were acquired by the Registrant from Artesia
Mortgage Capital Corporation ("Artesia") as seller pursuant to a mortgage loan purchase agreement dated as of May 16, 2006 (the "Artesia Mortgage Loan Purchase
Agreement"; the MLML Mortgage Loan Purchase Agreement, the LaSalle Mortgage Loan
Purchase Agreement, the PNC Bank Mortgage Loan Purchase Agreement and the
Artesia Mortgage Loan Purchase Agreement, collectively, the "Mortgage Loan
Purchase Agreements"), which is attached hereto as Exhibit 99.4.

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, LaSalle, PNC Bank or Artesia, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.   Description
-----------   ------------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion

8.1           Tax Opinion

99.1          MLML Mortgage Loan Purchase Agreement

99.2          LaSalle Mortgage Loan Purchase Agreement

99.3          PNC Bank Mortgage Loan Purchase Agreement

99.4          Artesia Mortgage Loan Purchase Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 9, 2006

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                   By: /s/ David M. Rodgers
                                       -----------------------------------------
                                       Name: David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------
1.1           Underwriting Agreement

4.1           Pooling and Servicing Agreement

5.1           Legality Opinion

8.1           Tax Opinion

99.1          MLML Mortgage Loan Purchase Agreement

99.2          LaSalle Mortgage Loan Purchase Agreement

99.3          PNC Bank Mortgage Loan Purchase Agreement

99.4          Artesia Mortgage Loan Purchase Agreement

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